Income Taxes - Increase in Income Tax Expenses and Net Income Per Share Amounts (Detail) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Increase in income tax expenses	¥ 213,804	¥ 147,894	¥ 195,209
Net (loss) income per ordinary share attributable to Momo Inc. - basic	¥ 4.62	¥ 3.43	¥ (7.68)
Net (loss) income per ordinary share attributable to Momo Inc. - diluted	¥ 4.39	¥ 3.3	¥ (7.68)